UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2017 (November 30, 2016)

AG&E HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

223 Pratt Street, Hammonton, New Jersey 08037
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (609) 704-3000

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On December 6, 2016, AG&E Holdings Inc. (the “Company”) filed a Current Report on Form 8-K to announce that the Company completed the acquisition of Advanced Gaming Associates, LLC (“AGA”) pursuant to an Agreement and Plan of Merger among the Company, AGA and American Gaming & Electronics Inc.

The Company is filing this amendment on Form 8-K/A to include as Exhibit 99.1 the Audited Consolidated Financial Statements of AGA for the year ended December 31, 2015, as Exhibit 99.2 the Unaudited Financial Statements of AGA for the nine months ended September 30, 2016, and as Exhibit 99.3 the Unaudited Pro Forma Combined Financial Statements of the Company.

Item 9.01     Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

1.	The Audited Consolidated Financial Statements of Advanced Gaming Associates, LLC for the year ended December 31, 2015 attached as Exhibit 99.1.

2.	The Unaudited Consolidated Financial Statements of Advanced Gaming Associates, LLC for the nine months ended September 30, 2016 attached as Exhibit 99.2.

(b)     Pro forma Financial Information.

1.	The Unaudited Pro Forma Combined Financial Statements of AG&E Holdings Inc. attached as Exhibit 99.3.

(d)     Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Accountants
99.1	Audited Consolidated Financial Statements of Advanced Gaming Associates, LLC for the year ended December 31, 2015

99.2	Unaudited Consolidated Financial Statements of Advanced Gaming Associates, LLC for nine months ended September 30, 2016

99.3	Unaudited Pro Forma Combined Financial Statements of AG&E Holdings Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AG&E HOLDINGS INC.

By:	/s/ Renee Zimmerman
Name:	Renee Zimmerman
Title:	Chief Financial Officer, Secretary and Treasurer

Date:     February 15, 2017

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Accountants

99.1	Audited Consolidated Financial Statements of Advanced Gaming Associates, LLC for the year ended December 31, 2015

99.2	Unaudited Consolidated Financial Statements of Advanced Gaming Associates, LLC for nine months ended September 30, 2016

99.3	Unaudited Pro Forma Combined Financial Statements of AG&E Holdings Inc.